The AAL Mutual Funds

Supplement dated February 1, 2001

The information below supplements the information contained in The AAL Mutual Funds Class A and B Shares Equity and Balanced Prospectus, Class A and B Shares Fixed-Income Prospectus, Class A and B Shares Index Funds Prospectus and The AAL U.S. Government Zero Coupon Target Funds Prospectus, each dated July 1, 2000. This supplement should be read with each prospectus.

Effective February 10, 2001, PFPC, Inc., will perform the duties of transfer agent for The AAL Mutual Funds. All prospectus references to Firstar Mutual Fund Services, LLC, in “Shareholder Information” are hereby amended to read PFPC, Inc.

“Additional Purchases by Mail,” “Redemptions by Mail,” “Redemptions by Bank Wire,” “Reinstatement Privilege (Class A Shares Only)” and “Exchanges by Mail” are amended to read as follows:

           REGULAR MAIL                     EXPRESS MAIL/PRIVATE DELIVERY

           The AAL Mutual Funds             The AAL Mutual Funds
           PO Box 9679                      4400 Computer Dr.
           Providence, RI  02940-9679       Westborough, MA  01581

              o A $10.00 fee is assessed for redemption by wire;
              o An $8.00 fee is assessed for redemption by overnight mail.

“Purchasing Shares for the First Time By Wire” is amended to read as follows:

Step Two:
Instruct your bank to use the following instructions when wiring funds:

Wire To:
     Boston Safe Deposit and Trust Co.
     Boston, MA
     ABA # 011001234

Credit:
     PFPC, Inc., as Agent for the benefit of The AAL Mutual Funds
     Account # 014338

Further Credit:
     Name of Fund
     Shareholder Account Number
     Shareholder Registration/Name

C-50042PS3 1-01